Exhibit 99.1

NEWS RELEASE
www.northerntrust.com

INVESTOR CONTACTS: Jennifer Childe | 312-444-3290 | Jennifer.Childe@ntrs.com & Stephen Carroll | 312-868-2407 | Stephen.Carroll@ntrs.com
MEDIA CONTACT: John O'Connell | 312-444-2388  | John.O'Connell@ntrs.com

NORTHERN TRUST CORPORATION REPORTS FIRST QUARTER
NET INCOME OF $525.5 MILLION, EARNINGS PER DILUTED COMMON SHARE OF $2.71
CHICAGO, APRIL 21, 2026 — Northern Trust Corporation today reported first quarter net income per diluted common share of $2.71, compared to $2.42 in the fourth quarter of 2025 and $1.90 in the first quarter of 2025. Net income was $525.5 million, compared to $466.0 million in the prior quarter and $392.0 million in the prior-year quarter.

MICHAEL O’GRADY, CHAIRMAN AND CHIEF EXECUTIVE OFFICER:
“Northern Trust began 2026 with strong financial momentum, underscoring the effectiveness of our diversified business model and continued execution of our strategic priorities. Revenue increased 14% year-over-year, supported by improved organic growth, elevated client activity across our businesses, and favorable interest rate and market conditions. Disciplined expense management and a sustained focus on operational efficiency generated more than 700 basis points of operating leverage, a 32% pre-tax margin, and a 43% rise in earnings per share. Return on equity reached 17.4% and we returned 100% of our earnings to shareholders.

While global and economic uncertainty persists, we remain focused on supporting our clients, strengthening our global franchise, and delivering lasting value for stakeholders.”

FINANCIAL SUMMARY & KEY METRICS
				% Change Q1 2026 vs.
($ In Millions except per share data)	Q1 2026	Q4 2025	Q1 2025	Q4 2025	Q1 2025
Trust, Investment and Other Servicing Fees	$1,341.4	$1,307.4	$1,213.8	3%	11%
Other Noninterest Income(1)	210.2	174.1	158.1	21	33
Net Interest Income (FTE*)	661.6	654.3	573.7	1	15
Total Revenue (FTE*)	$2,213.2	$2,135.8	$1,945.6	4%	14%

Noninterest Expense(2)	$1,508.0	$1,497.3	$1,417.6	1%	6%
Provision for Credit Losses	(3.0)	(8.0)	1.0	N/M	N/M
Provision for Income Taxes	175.1	167.8	129.4	4	35
FTE Adjustment*	7.6	12.7	5.6	(40)	37
Net Income	$525.5	$466.0	$392.0	13%	34%

Earnings Allocated to Common and Potential Common Shares	$504.7	$457.0	$372.2	10%	36%
Diluted Earnings per Common Share	$2.71	$2.42	$1.90	12	43
Return on Average Common Equity	17.4%	15.4%	13.0%
Average Assets	$165,297.3	$154,925.7	$150,262.1	7%	10%
(1)    Other Noninterest Income for Q4 2025 included a $19.2 million expense related to Visa Class B swaps.
(2)    Noninterest Expense for Q4 2025 included $58.8 million in severance-related charges and a $9.5 million release of the Federal Deposit Insurance Corporation (FDIC) special assessment reserve.
(*)     Net interest income and total revenue presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principles (non-GAAP) financial measures. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
N/M - Not meaningful

NORTHERN TRUST CORPORATION FIRST QUARTER 2026 RESULTS

CLIENT ASSETS
Assets under custody/administration (AUC/A) and assets under management are a driver of the Corporation’s trust, investment and other servicing fees, the largest component of noninterest income.
	As of			% Change March 31, 2026 vs.
($ In Billions)	March 31, 2026*	December 31, 2025	March 31, 2025	December 31, 2025	March 31, 2025
Assets Under Custody/Administration
Asset Servicing	$17,288.6	$17,418.4	$15,804.7	(1)%	9%
Wealth Management	1,265.3	1,297.7	1,119.3	(2)	13
Total Assets Under Custody/Administration	$18,553.9	$18,716.1	$16,924.0	(1)%	10%
Assets Under Custody(1)
Asset Servicing	$13,521.1	$13,604.8	$12,163.6	(1)%	11%
Wealth Management	1,254.2	1,284.3	1,105.9	(2)	13
Total Assets Under Custody	$14,775.3	$14,889.1	$13,269.5	(1)%	11%
Assets Under Management
Asset Servicing	$1,287.3	$1,296.0	$1,160.9	(1)%	11%
Wealth Management	497.6	507.2	446.9	(2)	11
Total Assets Under Management	$1,784.9	$1,803.2	$1,607.8	(1)%	11%
(1) Assets Under Custody are a component of Assets Under Custody/Administration.
(*) Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.
Total assets under custody/administration and assets under custody increased from the prior-year quarter primarily driven by favorable markets.
Total assets under management increased compared to the prior-year quarter primarily reflecting favorable markets and net client inflows.

TRUST, INVESTMENT AND OTHER SERVICING FEES
				% Change Q1 2026 vs.
($ In Millions)	Q1 2026	Q4 2025	Q1 2025	Q4 2025	Q1 2025
Asset Servicing
Custody and Fund Administration	$497.6	$496.4	$453.3	—%	10%
Investment Management	169.2	165.8	152.5	2	11
Securities Lending	23.3	23.1	17.9	1	31
Other	50.4	44.3	48.2	14	5
Total Asset Servicing Trust, Investment and Other Servicing Fees	$740.5	$729.6	$671.9	1%	10%

Wealth Management
Central	$214.5	$207.1	$189.1	4%	13%
East	155.0	149.2	141.0	4	10
West	116.5	114.2	108.0	2	8
Global Family Office (GFO)	114.9	107.3	103.8	7	11
Total Wealth Management Trust, Investment and Other Servicing Fees	$600.9	$577.8	$541.9	4%	11%

Total Consolidated Trust, Investment and Other Servicing Fees	$1,341.4	$1,307.4	$1,213.8	3%	11%
Asset Servicing and Wealth Management Trust, Investment and Other Servicing Fees are impacted by both one-month and one-quarter lagged asset values.
Total Asset Servicing Trust, Investment and Other Servicing Fees increased both sequentially and from the prior-year quarter.
▪Custody and Fund Administration fees increased from the prior-year quarter primarily due to favorable markets, favorable currency movements and net new business.
▪Investment Management fees increased from the prior-year quarter primarily due to favorable markets and net new business.
▪Securities Lending fees increased from the prior-year quarter primarily due to higher volumes.
▪Other trust, investment and other servicing fees increased sequentially primarily due to higher fees associated with seasonal benefit payment services.
Total Wealth Management Trust, Investment and Other Servicing Fees increased both sequentially and from the prior-year quarter.
▪Fees in the regions increased from the prior-year quarter primarily due to favorable markets and new business.
▪Fees in GFO increased both sequentially and from the prior-year quarter primarily due to favorable markets and client inflows.

NORTHERN TRUST CORPORATION FIRST QUARTER 2026 RESULTS

REPORTING SEGMENT RESULTS
				% Change Q1 2026 vs.
($ In Millions)	Q1 2026	Q4 2025	Q1 2025	Q4 2025		Q1 2025
Income (Loss) before Income Taxes (FTE*)(1)
Asset Servicing	$373.3	$325.8	$235.5	15%		59%
Wealth Management	330.2	341.8	304.1	(3)		9
Other	4.7	(21.1)	(12.6)	N/M		N/M
Total Income before Income Taxes (FTE*)	$708.2	$646.5	$527.0	10%		34%

Pre-Tax Margin (FTE*)(1)
Asset Servicing	28.3%	25.5%	20.9%	2.8	pts	7.4	pts
Wealth Management	37.1	38.9	37.1	(1.8)		—
Total Pre-Tax Margin (FTE*)	32.0%	30.3	27.1%	1.7	pts	4.9	pts

Average Loans
Asset Servicing	$5,632.5	$5,746.0	$5,749.3	(2)%		(2)%
Wealth Management	35,261.8	34,812.3	35,327.2	1		—
Total Average Loans	$40,894.3	$40,558.3	$41,076.5	1%		—%

Average Deposits
Asset Servicing	$102,421.0	$92,611.0	$89,296.5	11%		15%
Wealth Management	26,469.8	26,572.2	25,289.6	—		5
Other	141.0	646.0	1,333.0	(78)		(89)
Total Average Deposits	$129,031.8	$119,829.2	$115,919.1	8%		11%
(1)    The prior quarter severance-related charges are allocated to the Reporting Segments with $43.6 million allocated to Asset Servicing and $15.2 million allocated to Wealth Management. The prior quarter expense related to the Visa Class B Swaps and the release of the FDIC special assessment reserve are retained within Other.
(*) Income (Loss) before Income Taxes and Pre-Tax Margin presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principles (non-GAAP) financial measures. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
Note: Reporting segment results are subject to reclassification when organizational changes are made. The results are also subject to refinements in revenue and expense allocation methodologies, which are typically reflected on a retrospective basis unless it is impractical to do so.
N/M - Not meaningful

OTHER NONINTEREST INCOME
				% Change Q1 2026 vs.
($ In Millions)	Q1 2026	Q4 2025	Q1 2025	Q4 2025	Q1 2025
Other Noninterest Income
Foreign Exchange Trading Income	$87.7	$74.3	$58.7	18%	49%
Security Commissions and Trading Income	52.1	49.9	39.1	5	33
Other Operating Income(1)	70.4	49.9	60.3	41	17
Total Other Noninterest Income	$210.2	$174.1	$158.1	21%	33%
(1) Beginning in Q1 2026, Treasury Management Fees are included within Other Operating Income. Prior periods have been restated.
Foreign Exchange Trading Income increased both sequentially and compared to the prior-year quarter primarily due to higher volumes driven by market volatility.
Security Commissions and Trading Income increased compared to the prior-year quarter primarily due to higher volumes due to market volatility and growth in outsourced trading activity.
Other Operating Income increased sequentially primarily due to the prior quarter $19.2 million expense related to the Visa Class B swaps. Other Operating Income increased compared to the prior-year quarter primarily due to a market value increase in supplemental compensation plans and lower expense associated with the Visa Class B swaps.

NORTHERN TRUST CORPORATION FIRST QUARTER 2026 RESULTS

NET INTEREST INCOME
				% Change Q1 2026 vs.
($ In Millions)	Q1 2026	Q4 2025	Q1 2025	Q4 2025	Q1 2025
Net Interest Income
Interest Income (FTE*)	$2,241.6	$2,139.3	$2,146.5	5%	4%
Interest Expense	1,580.0	1,485.0	1,572.8	6	—
Net Interest Income (FTE*)	$661.6	$654.3	$573.7	1%	15%
Average Earning Assets	$153,677.4	$143,038.1	$138,007.9	7%	11%
Net Interest Margin (FTE*)	1.75%	1.81%	1.69%	(6) bps	6	bps
(*) Interest income, net interest income and net interest margin presented on an FTE basis are non-GAAP financial measures. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
bps - basis points
Net Interest Income on an FTE basis increased compared to the prior-year quarter primarily driven by higher deposits, partially offset by lower interest rates.
The Net Interest Margin on an FTE basis decreased sequentially primarily driven by higher funding costs. The Net Interest Margin on an FTE basis increased compared to the prior-year quarter primarily driven by lower funding costs.
Average Earning Assets increased sequentially and compared to the prior-year quarter, driven by higher deposits, primarily reflected by an increase in money market assets and the investment securities portfolio.

PROVISION FOR CREDIT LOSSES
	As of and for the three-months ended,			% Change March 31, 2026 vs.
($ In Millions)	March 31, 2026	December 31, 2025	March 31, 2025	December 31, 2025	March 31, 2025
Allowance for Credit Losses
Beginning Allowance for Credit Losses	$198.3	$206.7	$206.1	(4)%	(4)%
Provision for Credit Losses	(3.0)	(8.0)	1.0	N/M	N/M
Net Recoveries (Charge-offs)	(0.1)	(0.4)	0.2	N/M	N/M
Ending Allowance for Credit Losses	$195.2	$198.3	$207.3	(2)%	(6)%
Allowance assigned to:
Loans	$161.1	$164.3	$167.1	(2)%	(4)%
Undrawn Loan Commitments and Standby Letters of Credit	25.5	23.3	32.8	9	(22)
Debt Securities and Other Financial Assets	8.6	10.7	7.4	(20)	16
Ending Allowance for Credit Losses	$195.2	$198.3	$207.3	(2)%	(6)%
N/M - Not meaningful
Q1 2026
The negative provision in the current quarter resulted from a decrease in the collective reserve, partially offset by an increase in individual reserves. The decrease in the collective reserve was primarily driven by improved credit quality of the Commercial and Institutional (C&I) portfolio, partially offset by increased macroeconomic uncertainty. The increase in the individual reserve was driven by a small number of non-performing loans.
Q4 2025
The negative provision in the prior quarter resulted from a decrease in the collective reserve primarily driven by refinements to factors used to estimate losses for the C&I portfolio.
Q1 2025
The provision in the prior-year quarter resulted from an increase in the collective reserve, primarily driven by increased projected macroeconomic uncertainty, partially offset by sector and portfolio-specific improvements within the Commercial Real Estate portfolio.

NORTHERN TRUST CORPORATION FIRST QUARTER 2026 RESULTS

NONINTEREST EXPENSE
				% Change Q1 2026 vs.
($ In Millions)	Q1 2026	Q4 2025	Q1 2025	Q4 2025	Q1 2025
Noninterest Expense
Compensation and Benefits	$822.2	$806.3	$754.1	2%	9%
Outside Services	236.7	248.1	245.2	(5)	(3)
Equipment and Software	308.1	301.1	280.9	2	10
Occupancy	51.3	56.4	53.4	(9)	(4)
Other Operating Expense	89.7	85.4	84.0	5	7
Total Noninterest Expense	$1,508.0	$1,497.3	$1,417.6	1%	6%
End of Period Full-Time Equivalent Employees	23,600	23,800	23,400	(1)%	1%
Compensation and Benefits expense increased compared to the prior-year quarter primarily due to higher annual base pay adjustments, higher incentives, an increase in pension expense, and unfavorable currency movement.
Outside Services expense decreased sequentially primarily due to a decrease in consulting services.
Equipment and Software expense increased compared to the prior-year quarter primarily due to higher software support expense and higher software amortization.

PROVISION FOR INCOME TAXES
				% Change Q1 2026 vs.
($ In Millions)	Q1 2026	Q4 2025	Q1 2025	Q4 2025		Q1 2025
Net Income
Income before Income Taxes	$700.6	$633.8	$521.4	11%		34%
Provision for Income Taxes	175.1	167.8	129.4	4		35
Net Income	$525.5	$466.0	$392.0	13%		34%
Effective Tax Rate	25.0%	26.5%	24.8%	150	bps	(20)	bps
bps - basis points
The effective tax rate decreased sequentially primarily due to higher tax benefits associated with share-based compensation.

CAPITAL ACTIONS
The Corporation returned $509.7 million to common shareholders in the current quarter through dividends and the repurchase of shares. During the current quarter, the Corporation declared cash dividends totaling $150.8 million to common stockholders and maintained its quarterly cash dividend of $0.80 per share on common stock from the previous quarter. The Corporation repurchased 2,488,148 shares of common stock, including 451,614 withheld to satisfy tax withholding obligations related to share-based compensation, at a total cost of $358.9 million ($144.25 average price per share). The Corporation also declared cash dividends totaling $16.2 million to preferred stockholders during the current quarter.

NORTHERN TRUST CORPORATION FIRST QUARTER 2026 RESULTS

REGULATORY CAPITAL
The capital ratios of Northern Trust Corporation and its principal subsidiary, The Northern Trust Company, remained strong at March 31, 2026, exceeding the minimum requirements for classification as “well-capitalized” under applicable U.S. regulatory requirements.

($ In Millions)	Standardized Approach			Advanced Approach
Northern Trust Corporation	March 31, 2026*	December 31, 2025	March 31, 2025	March 31, 2026*	December 31, 2025	March 31, 2025	Well-Capitalized Ratios	Minimum Capital Ratios
Regulatory Capital
Common Equity Tier 1 Capital	$11,173.5	$11,192.5	$11,140.9	$11,173.5	$11,192.5	$11,140.9
Tier 1 Capital	11,995.5	12,008.5	11,973.0	11,995.5	12,008.5	11,973.0
Total Capital	14,288.1	14,304.2	13,527.3	14,092.9	14,105.8	13,320.1

Assets
Risk-Weighted Assets	$93,150.8	$89,015.4	$86,141.8	$78,198.0	$74,843.6	$72,722.8
Average Adjusted Total Assets	164,381.7	154,083.9	149,331.9	164,381.7	154,083.9	149,331.9
Supplementary Leverage Exposure	N/A	N/A	N/A	141,713.4	138,123.4	130,890.7

Capital Ratios
Common Equity Tier 1 Capital	12.0%	12.6%	12.9%	14.3%	15.0%	15.3%	N/A	4.5%
Tier 1 Capital	12.9	13.5	13.9	15.3	16.0	16.5	6.0	6.0
Total Capital	15.3	16.1	15.7	18.0	18.8	18.3	10.0	8.0
Tier 1 Leverage	7.3	7.8	8.0	7.3	7.8	8.0	N/A	4.0
Supplementary Leverage	N/A	N/A	N/A	8.5	8.7	9.1	N/A	3.0

($ In Millions)	Standardized Approach			Advanced Approach
The Northern Trust Company	March 31, 2026*	December 31, 2025	March 31, 2025	March 31, 2026*	December 31, 2025	March 31, 2025	Well-Capitalized Ratios	Minimum Capital Ratios
Regulatory Capital
Common Equity Tier 1 Capital	$10,669.2	$10,582.2	$10,185.4	$10,669.2	$10,582.2	$10,185.4
Tier 1 Capital	10,669.2	10,582.2	10,185.4	10,669.2	10,582.2	10,185.4
Total Capital	12,614.4	12,530.5	11,392.7	12,419.2	12,332.2	11,185.4

Assets
Risk-Weighted Assets	$91,741.8	$87,698.3	$84,975.0	$75,858.7	$72,611.8	$70,567.2
Average Adjusted Total Assets	163,772.4	153,520.3	148,888.6	163,772.4	153,520.3	148,888.6
Supplementary Leverage Exposure	N/A	N/A	N/A	140,752.7	137,559.4	130,447.1

Capital Ratios
Common Equity Tier 1 Capital	11.6%	12.1%	12.0%	14.1%	14.6%	14.4%	6.5%	4.5%
Tier 1 Capital	11.6	12.1	12.0	14.1	14.6	14.4	8.0	6.0
Total Capital	13.7	14.3	13.4	16.4	17.0	15.9	10.0	8.0
Tier 1 Leverage	6.5	6.9	6.8	6.5	6.9	6.8	5.0	4.0
Supplementary Leverage	N/A	N/A	N/A	7.6	7.7	7.8	3.0	3.0
(*) Regulatory Capital, Risk-Weighted Assets and resulting ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

NORTHERN TRUST CORPORATION FIRST QUARTER 2026 RESULTS

RECONCILIATION TO FULLY TAXABLE EQUIVALENT
The following table presents a reconciliation of interest income, net interest income, net interest margin, total revenue, income before taxes, and pre-tax margin prepared in accordance with GAAP to such measures on an FTE non-GAAP basis. Management believes this presentation facilitates the analysis of asset yields and provides a clearer indication of these financial measures for comparative purposes. When adjusted to an FTE basis, yields on taxable, nontaxable and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income.

	QUARTERS
	2026	2025
($ in Millions)	FIRST	FOURTH	THIRD	SECOND	FIRST
Net Interest Income
Interest Income - GAAP	$2,234.0	$2,126.6	$2,144.3	$2,212.8	$2,140.9
Add: FTE Adjustment	7.6	12.7	5.5	4.7	5.6
Interest Income (FTE) - Non-GAAP	$2,241.6	$2,139.3	$2,149.8	$2,217.5	$2,146.5

Net Interest Income - GAAP	$654.0	$641.6	$590.8	$610.5	$568.1
Add: FTE Adjustment	7.6	12.7	5.5	4.7	5.6
Net Interest Income (FTE) - Non-GAAP	$661.6	$654.3	$596.3	$615.2	$573.7

Net Interest Margin - GAAP(1)	1.73%	1.78%	1.68%	1.68%	1.67%
Net Interest Margin (FTE) - Non-GAAP(1)	1.75%	1.81%	1.70%	1.69%	1.69%

Total Revenue
Total Revenue - GAAP	$2,205.6	$2,123.1	$2,025.4	$1,997.9	$1,940.0
Add: FTE Adjustment	7.6	12.7	5.5	4.7	5.6
Total Revenue (FTE) - Non-GAAP	$2,213.2	$2,135.8	$2,030.9	$2,002.6	$1,945.6

Income before Income Taxes
Income before Income Taxes - GAAP	$700.6	$633.8	$619.5	$564.8	$521.4
Add: FTE Adjustment	$7.6	$12.7	$5.5	$4.7	$5.6
Income before Income Taxes (FTE) - Non-GAAP	$708.2	$646.5	$625.0	$569.5	$527.0

Pre-Tax Margin - GAAP(2)	31.8%	29.9%	30.6%	28.3%	26.9%
Pre-Tax Margin (FTE) - Non-GAAP(2)	32.0%	30.3%	30.8%	28.4%	27.1%
(1) Net Interest Margin is calculated by dividing annualized net interest income by average interest-earning assets.
(2) Pre-Tax Margin is calculated by dividing income before income taxes by total revenue.

NORTHERN TRUST CORPORATION FIRST QUARTER 2026 RESULTS

FORWARD LOOKING STATEMENTS
This release may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

WEBCAST OF FIRST QUARTER EARNINGS CONFERENCE CALL
Northern Trust’s first quarter earnings conference call will be webcast on April 21, 2026.
The live call will be conducted at 8:00 a.m. CT and is accessible on Northern Trust’s website at:
https://www.northerntrust.com/about-us/investor-relations
A recording of the live call will be available on Northern Trust’s website following the live event, for approximately four weeks. Participants will need Windows Media or Adobe Flash software. This earnings release can also be accessed at Northern Trust’s website.
About Northern Trust
Northern Trust Corporation (Nasdaq: NTRS) is a leading provider of wealth management, asset servicing, asset management and banking to corporations, institutions, affluent families and individuals. Founded in Chicago in 1889, Northern Trust has a global presence with offices in 24 U.S. states and Washington, D.C., and across 22 locations in Canada, Europe, the Middle East and the Asia-Pacific region. As of March 31, 2026, Northern Trust had assets under custody/administration of US$18.6 trillion, and assets under management of US$1.8 trillion. For more than 135 years, Northern Trust has earned distinction as an industry leader for exceptional service, financial expertise, integrity and innovation. Visit us on northerntrust.com. Follow us on Instagram @northerntrustcompany or Northern Trust on LinkedIn.
Northern Trust Corporation, Head Office: 50 South La Salle Street, Chicago, Illinois 60603 U.S.A., incorporated with limited liability in the U.S. Global legal and regulatory information can be found at https://www.northerntrust.com/terms-and-conditions.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA				% Change(1)
($ In Millions Except Per Share Data)				Q1 2026 vs.
	Q1 2026	Q4 2025	Q1 2025	Q4 2025	Q1 2025
Noninterest Income
Trust, Investment and Other Servicing Fees	$1,341.4	$1,307.4	$1,213.8	3%	11%
Foreign Exchange Trading Income	87.7	74.3	58.7	18	49
Security Commissions and Trading Income	52.1	49.9	39.1	5	33
Other Operating Income(2)	70.4	49.9	60.3	41	17
Investment Security Gains (Losses), net	—	—	—	N/M	N/M
Total Noninterest Income	1,551.6	1,481.5	1,371.9	5	13

Net Interest Income
Interest Income	2,234.0	2,126.6	2,140.9	5	4
Interest Expense	1,580.0	1,485.0	1,572.8	6	—
Net Interest Income	654.0	641.6	568.1	2	15

Total Revenue	2,205.6	2,123.1	1,940.0	4	14

Provision for Credit Losses	(3.0)	(8.0)	1.0	N/M	N/M

Noninterest Expense
Compensation and Benefits	822.2	806.3	754.1	2	9
Outside Services	236.7	248.1	245.2	(5)	(3)
Equipment and Software	308.1	301.1	280.9	2	10
Occupancy	51.3	56.4	53.4	(9)	(4)
Other Operating Expense	89.7	85.4	84.0	5	7
Total Noninterest Expense	1,508.0	1,497.3	1,417.6	1	6

Income before Income Taxes	700.6	633.8	521.4	11	34
Provision for Income Taxes	175.1	167.8	129.4	4	35
NET INCOME	$525.5	$466.0	$392.0	13%	34%
Preferred Stock Dividends	16.2	4.7	16.2	N/M	—
NET INCOME APPLICABLE TO COMMON STOCK	$509.3	$461.3	$375.8	10%	36%
Earnings Allocated to Participating Securities	4.6	4.3	3.6	6	28
Earnings Allocated to Common and Potential Common Shares	$504.7	$457.0	$372.2	10%	36%

Per Common Share
Net Income
Basic	$2.72	$2.44	$1.91	12%	43%
Diluted	2.71	2.42	1.90	12	43

Average Common Equity	$11,876.3	$11,893.5	$11,719.1	—%	1%
Return on Average Common Equity	17.4%	15.4%	13.0%

Cash Dividends Declared per Common Share	$0.80	$0.80	$0.75	—%	7%

Average Common Shares Outstanding (000s)
Basic	185,499	187,532	195,193	(1)%	(5)%
Diluted	186,539	188,582	196,125	(1)	(5)
Common Shares Outstanding (EOP) (000s)	185,047	186,338	194,539	(1)	(5)
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
(2)    Beginning in Q1 2026, Treasury Management Fees are included within Other Operating Income. Prior periods have been restated.

N/M - Not meaningful
EOP - End of period

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)				% Change(1)
				March 31, 2026 vs.
	March 31, 2026	December 31, 2025	March 31, 2025	December 31, 2025	March 31, 2025
Assets
Federal Reserve and Other Central Bank Deposits	$41,757.3	$53,456.0	$52,794.5	(22)%	(21)%
Interest-Bearing Due from and Deposits with Banks(2)	6,343.0	6,540.8	5,277.1	(3)	20
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,678.9	2,654.1	124.4	(37)	N/M
Debt Securities
Available for Sale	36,913.2	34,036.5	30,464.3	8	21
Held to Maturity	24,286.2	23,429.6	20,874.3	4	16
Total Debt Securities	61,199.4	57,466.1	51,338.6	6	19
Loans	42,505.5	41,948.3	40,833.3	1	4
Other Interest-Earning Assets(3)	8,415.9	4,128.9	2,834.1	104	197
Total Earning Assets	161,900.0	166,194.2	153,202.0	(3)	6
Allowance for Credit Losses	(169.7)	(175.0)	(174.5)	(3)	(3)
Cash and Due from Banks and Other Central Bank Deposits(4)	1,407.7	1,130.7	737.4	25	91
Buildings and Equipment	447.5	464.6	477.4	(4)	(6)
Goodwill	709.5	712.9	700.5	—	1
Other Assets	10,279.3	8,805.3	10,128.4	17	1
Total Assets	$174,574.3	$177,132.7	$165,071.2	(1)%	6%
Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$29,309.7	$28,984.1	$28,489.1	1%	3%
Savings Certificates and Other Time	5,238.4	6,418.9	6,680.2	(18)	(22)
Non-U.S. Offices - Interest-Bearing	75,850.7	80,046.1	73,951.0	(5)	3
Total Interest-Bearing Deposits	110,398.8	115,449.1	109,120.3	(4)	1
Federal Funds Purchased	1,974.3	2,141.1	2,377.6	(8)	(17)
Securities Sold under Agreements to Repurchase	330.5	292.2	335.7	13	(2)
Other Borrowings(5)	7,839.5	7,158.3	6,534.5	10	20
Senior Notes	3,345.5	3,351.5	2,809.3	—	19
Long-Term Debt	2,881.6	3,484.4	4,085.6	(17)	(29)
Total Interest-Bearing Liabilities	126,770.2	131,876.6	125,263.0	(4)	1
Demand and Other Noninterest-Bearing Deposits	29,299.4	27,348.6	21,905.3	7	34
Other Liabilities	5,517.4	4,949.6	5,024.4	11	10
Total Liabilities	161,587.0	164,174.8	152,192.7	(2)	6
Common Equity
Common Equity, excluding Accumulated Other Comprehensive Income (Loss)	12,739.0	12,663.5	12,733.1	1	—
Accumulated Other Comprehensive Income (Loss)	(636.6)	(590.5)	(739.5)	8	(14)
Total Common Equity	12,102.4	12,073.0	11,993.6	—	1
Preferred Equity	884.9	884.9	884.9	—	—
Total Equity	12,987.3	12,957.9	12,878.5	—	1
Total Liabilities and Stockholders’ Equity	$174,574.3	$177,132.7	$165,071.2	(1)%	6%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
(2)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(4)    Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.
(5)    Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET
($ In Millions)				% Change(1)
				Q1 2026 vs.
	Q1 2026	Q4 2025	Q1 2025	Q4 2025	Q1 2025
Assets
Federal Reserve and Other Central Bank Deposits	$42,554.7	$35,035.8	$37,161.0	21%	15%
Interest-Bearing Due from and Deposits with Banks(2)	6,014.6	6,049.6	4,877.6	(1)	23
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,186.8	1,593.7	394.5	(26)	N/M
Debt Securities
Available for Sale	35,780.4	33,714.2	30,168.3	6	19
Held to Maturity	23,883.3	23,151.0	21,821.9	3	9
Total Debt Securities	59,663.7	56,865.2	51,990.2	5	15
Loans	40,894.3	40,558.3	41,076.5	1	—
Other Interest-Earning Assets(3)	3,363.3	2,935.5	2,508.1	15	34
Total Earning Assets	153,677.4	143,038.1	138,007.9	7	11
Allowance for Credit Losses	(175.1)	(174.8)	(175.6)	—	—
Cash and Due from Banks and Other Central Bank Deposits(4)	1,137.0	1,185.1	1,041.2	(4)	9
Buildings and Equipment	459.8	462.3	484.8	(1)	(5)
Goodwill	713.5	711.0	696.4	—	2
Other Assets	9,484.7	9,704.0	10,207.4	(2)	(7)
Total Assets	$165,297.3	$154,925.7	$150,262.1	7%	10%
Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$29,244.9	$27,725.8	$27,720.5	5%	5%
Savings Certificates and Other Time	5,785.2	6,754.3	6,874.0	(14)	(16)
Non-U.S. Offices - Interest-Bearing	75,261.9	67,454.2	64,454.3	12	17
Total Interest-Bearing Deposits	110,292.0	101,934.3	99,048.8	8	11
Federal Funds Purchased	2,576.7	2,357.7	2,393.6	9	8
Securities Sold under Agreements to Repurchase	483.8	499.2	442.4	(3)	9
Other Borrowings(5)	7,638.3	7,059.4	7,024.4	8	9
Senior Notes	3,352.8	3,087.3	2,781.6	9	21
Long-Term Debt	3,472.7	3,909.8	4,083.5	(11)	(15)
Total Interest-Bearing Liabilities	127,816.3	118,847.7	115,774.3	8	10
Demand and Other Noninterest-Bearing Deposits	18,739.8	17,894.9	16,870.3	5	11
Other Liabilities	5,980.0	5,404.7	5,013.5	11	19
Total Liabilities	152,536.1	142,147.3	137,658.1	7	11
Common Equity
Common Equity, excluding Accumulated Other Comprehensive Income (Loss)	12,443.4	12,508.2	12,527.2	(1)	(1)
Accumulated Other Comprehensive Income (Loss)	(567.1)	(614.7)	(808.1)	(8)	(30)
Total Common Equity	11,876.3	11,893.5	11,719.1	—	1
Preferred Equity	884.9	884.9	884.9	—	—
Total Equity	12,761.2	12,778.4	12,604.0	—	1
Total Liabilities and Stockholders’ Equity	$165,297.3	$154,925.7	$150,262.1	7%	10%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
(2)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(4)    Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.
(5)    Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

QUARTERLY TREND DATA	QUARTERS
($ In Millions Except Per Share Data)	2026		2025
	FIRST		FOURTH		THIRD		SECOND		FIRST
Net Income Summary
Trust, Investment and Other Servicing Fees	$1,341.4		$1,307.4		$1,265.5		$1,231.1		$1,213.8
Other Noninterest Income	210.2		174.1		169.1		156.3		158.1
Net Interest Income	654.0		641.6		590.8		610.5		568.1
Total Revenue	2,205.6		2,123.1		2,025.4		1,997.9		1,940.0
Provision for Credit Losses	(3.0)		(8.0)		(17.0)		16.5		1.0
Noninterest Expense	1,508.0		1,497.3		1,422.9		1,416.6		1,417.6
Income before Income Taxes	700.6		633.8		619.5		564.8		521.4
Provision for Income Taxes	175.1		167.8		161.9		143.5		129.4
Net Income	$525.5		$466.0		$457.6		$421.3		$392.0

Per Common Share
Net Income - Basic	$2.72		$2.44		$2.30		$2.14		$1.91
- Diluted	2.71		2.42		2.29		2.13		1.90
Cash Dividends Declared per Common Share	0.80		0.80		0.80		0.75		0.75
Book Value (EOP)	65.40		64.79		63.83		62.65		61.65
Market Value (EOP)	139.57		136.59		134.60		126.79		98.65

Financial Ratios
Return on Average Common Equity	17.4%		15.4%		14.8%		14.2%		13.0%
Net Interest Margin (GAAP)	1.73		1.78		1.68		1.68		1.67
Net Interest Margin (FTE*)	1.75		1.81		1.70		1.69		1.69

Assets Under Custody / Administration ($ in Billions) - End Of Period
Asset Servicing	$17,288.6		$17,418.4		$16,990.4		$16,864.9		$15,804.7
Wealth Management	1,265.3		1,297.7		1,257.2		1,203.4		1,119.3
Total Assets Under Custody / Administration	$18,553.9		$18,716.1		$18,247.6		$18,068.3		$16,924.0

Assets Under Custody ($ In Billions) - End Of Period
Asset Servicing	$13,521.1		$13,604.8		$13,195.0		$13,056.5		$12,163.6
Wealth Management	1,254.2		1,284.3		1,244.1		1,187.2		1,105.9
Total Assets Under Custody	$14,775.3		$14,889.1		$14,439.1		$14,243.7		$13,269.5

Assets Under Management ($ In Billions) - End Of Period
Asset Servicing	$1,287.3		$1,296.0		$1,280.1		$1,229.2		$1,160.9
Wealth Management	497.6		507.2		492.6		468.5		446.9
Total Assets Under Management	$1,784.9		$1,803.2		$1,772.7		$1,697.7		$1,607.8

Asset Quality ($ In Millions) - End Of Period
Nonaccrual Loans/Assets(1)	$55.0		$76.7		$78.8		$92.8		$73.1
Nonaccrual Assets / Loans(1)	0.13%		0.18%		0.18%		0.21%		0.18%

Gross Charge-offs	$(0.4)		$(1.4)		$(2.1)		$(0.1)		$(0.3)
Gross Recoveries	0.3		1.0		1.7		0.4		0.5
Net Recoveries (Charge-offs)	$(0.1)		$(0.4)		$(0.4)		$0.3		$0.2
Annualized Net Recoveries (Charge-offs) to Avg Loans	—%		—%		—%		—%		—%
Allowance for Credit Losses Assigned to:
Loans	$161.1		$164.3		$164.4		$180.5		$167.1
Undrawn Loan Commitments and Standby Letters of Credit	25.5		23.3		32.1		34.7		32.8
Debt Securities and Other Financial Assets	8.6		10.7		10.2		8.9		7.4
Loans Allowance / Nonaccrual Loans	2.9	x	2.1	x	2.1	x	1.9	x	2.3	x
(*)    Net interest margin presented on an FTE basis is a non-GAAP financial measure. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
(1)    There was no Other Real Estate Owned (OREO) for any of the periods presented.